                                                                    EXHIBIT 99.2

Pro forma financial information:
-------------------------------

  On August 18, 1999, CMGI acquired an 81.495% equity stake in the former AltaVista division of Digital Equipment Corporation, referred to as the AltaVista Business, from Compaq Computer Corporation and its wholly-owned subsidiary, Digital Equipment Corporation. Consideration for the acquisition was valued at approximately $2.4 billion, including $4 million of direct costs of the acquisition. The AltaVista Business includes the assets and liabilities constituting the AltaVista Internet search service, referred to as AltaVista Search , which was a division of Digital, and also includes former Compaq/Digital wholly-owned subsidiaries Zip2 Corporation and Shopping.com. In consideration for the acquisition, CMGI issued 18,994,975 shares of its common stock valued at approximately $1.8 billion, 18,090.45 shares of its Series D Preferred Stock (which were converted into 1,809,045 shares of CMGI common stock in October 1999) valued at approximately $173 million and promissory notes with an aggregate principal amount of $220 million. Additionally, AltaVista Business and CMGI stock options issued in the transaction, valued at a total of approximately $175 million, have been included in CMGI's purchase consideration.

  On September 29, 1999, CMGI entered into an agreement to acquire Flycast Communications Corporation for consideration preliminarily valued at $920 million, consisting of: CMGI common stock valued at approximately $709 million, options to purchase CMGI common stock valued at approximately $190 million and estimated direct acquisition costs of $21 million. Since the acquisition has not yet been completed, the actual consideration for the acquisition of Flycast can not yet be determined. For the purpose of the pro forma financial information included herein, the number of shares of CMGI common stock assumed issued in the acquisition of Flycast is approximately 7.2 million. This amount is based on the number of shares of Flycast common stock outstanding as of September 29, 1999, the date of the CMGI-Flycast merger agreement. Similarly, the estimated value of the options to purchase CMGI common stock to be issued in the acquisition of Flycast is based on the outstanding options to purchase Flycast common stock as of September 29, 1999. The actual number of CMGI common shares and stock options to be issued will be based on the actual outstanding Flycast common shares and stock options as of the completion of the merger. The estimated acquisition related costs consist primarily of investment banker, legal and accounting fees to be incurred directly related to the acquisition of Flycast.

  The following pro forma unaudited combined condensed financial statements give effect to CMGI's acquisitions of the AltaVista Business and Flycast, both of which will be accounted for under the purchase method of accounting. The unaudited pro forma condensed combined statements of operations for the three months ended October 31, 1999 and the year ended July 31, 1999 give effect to the acquisitions of the AltaVista Business and Flycast by CMGI as if each had occurred on August 1, 1998. The pro forma statement of operations for the three months ended October 31, 1999 is based on historical results of operations of CMGI for the three months ended October 31, 1999 (which include the results of the AltaVista Business from August 19, 1999 through October 31, 1999), the historical results of operations of Flycast for the three months ended September 30, 1999 and the historical results of operations for the AltaVista Business for the period from August 1, 1999 through August 18, 1999. The pro forma statement of operations for the twelve months ended July 31, 1999 is based on historical results of operations of CMGI for the twelve months ended July 31, 1999, the historical results of operations of Flycast for the twelve months ended June 30, 1999 and the historical results of operations of the components of the AltaVista Business as follows: the carve-out historical results of AltaVista Search and the historical results of Zip2 Corporation for the twelve months ended June 30, 1999 and the historical results of Shopping.com for the twelve months ended July 31, 1999. The unaudited pro forma condensed combined balance sheet as of October 31, 1999 gives effect to the acquisition of Flycast as if this transaction had occurred on that date. The pro forma balance sheet is based on the historical balance sheet of CMGI as of October 31, 1999 and the historical balance sheet of Flycast as of September 30, 1999. The following pro forma financial information, consisting of the pro forma statements of operations and the pro forma balance sheet and the accompanying notes, should be read in conjunction with and are qualified by the historical financial statements and notes of CMGI, the AltaVista Business and Flycast which are incorporated by reference in this pro forma financial information.

  The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the consolidated company after the acquisitions of the AltaVista Business and Flycast, or of the financial position or results of operations of the consolidated company that would have actually occurred had the acquisitions of the AltaVista Business and Flycast been effected as of the dates described above.

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               October 31, 1999
                                (In thousands)

                                                                                  Pro Forma          Pro Forma
Assets                                               CMGI          Flycast      Adjustments (A)     As Adjusted
------                                           ------------    -----------    ---------------     -----------
Cash and cash equivalents                        $   705,001     $    14,221    $           --     $    719,222
Available-for-sale securities                      1,776,641          57,195                --        1,833,836
Other current assets                                 145,132          13,338                --          158,470
                                                 -----------     -----------    --------------    -------------
  Total current assets                             2,626,774          84,754                --        2,711,528

Goodwill and other intangible assets,
 net of accumulated amortization                   2,512,031              --           847,199        3,359,230
Other non-current assets                             292,877           9,921                --          302,798
                                                 -----------     -----------    --------------    -------------
  Total assets                                   $ 5,431,682     $    94,675    $      847,199     $  6,373,556
                                                 ===========     ===========    ==============    =============
Liabilities and Stockholders' Equity
------------------------------------
Deferred income taxes                            $   587,029     $        --    $           --    $     587,029
Other current liabilities                            358,107          18,461            21,000          397,568
                                                 -----------     -----------    --------------    -------------
  Total current liabilities                          945,136          18,461            21,000          984,597

Non-current liabilities                              280,040           3,413                --          283,453
Minority interest                                    353,100              --                --          353,100
Convertible, redeemable preferred stock              413,511              --                --          413,511
Stockholders' equity                               3,439,895          72,801           826,199        4,338,895
                                                 -----------     -----------    --------------    -------------
  Total liabilities and stockholders' equity     $ 5,431,682     $    94,675    $      847,199    $   6,373,556
                                                 ===========     ===========    ==============    =============

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      Three Months Ended October 31, 1999
                    (In thousands, except per share data)

                                                   AltaVista Business
                                                    (August 1, 1999
                                                        through            Pro Forma
                                        CMGI         August 18, 1999)     Adjustments       Subtotal
                                        ----         ----------------     -----------       --------
Net revenues                          $   123,731     $     7,198       $       --       $  130,929
Operating expenses:
   Cost of revenues                       108,173           4,104               --          112,277
   Research and development                20,188           1,891               --           22,079
   Selling                                 72,501           7,361               --           79,862
   General and administrative              27,357           2,400               --           29,757
   Amortization of intangible
     assets and                           170,039          30,117           26,337 (B)      210,943
   stock-based compensation                                                (15,550)(D)
                                      -----------     -----------       ----------       ----------
     Total operating expenses             398,258          45,873           10,787          454,918
                                      -----------     -----------       ----------       ----------

Operating loss                           (274,527)        (38,675)         (10,787)        (323,989)

Other income (expense):
   Interest income (expense), net             171             (35)          (1,139)(E)       (1,003)
   Equity in losses of affiliates          (1,796)             --               --           (1,796)
   Minority interest                       23,288              --            4,298 (F)       27,586
   Non-operating gains, net                94,717              --               --           94,717
                                      -----------     -----------       ----------       ----------
                                          116,380             (35)           3,159          119,504
                                      -----------     -----------       ----------       ----------
Loss from continuing operations
   before income taxes                   (158,147)        (38,710)          (7,628)        (204,485)
Income tax benefit                        (40,735)             --          (14,952)(G)      (55,687)
                                      -----------     -----------       ----------       ----------
Loss from continuing operations          (117,412)        (38,710)           7,324         (148,798)
Preferred stock accretion and
   amortization of discount                (4,935)             --               --           (4,935)
                                      -----------     -----------       ----------       ----------
Loss from continuing operations
   available to common
   stockholders                       $  (122,347)    $   (38,710)      $    7,324       $ (153,733)
                                      ===========     ===========       ==========       ==========
   Basic loss from continuing
     operations per share             $     (1.08)                                        $   (1.30) (I)
                                      ===========                                        ==========
   Diluted loss from continuing
     operations per share             $     (1.08)                                        $   (1.30) (I)
                                      ===========                                        ==========
Shares used in computing loss from
  continuing operations per share:
   Basic                                  113,186                                           118,426 (I)
                                      ===========                                        ==========
   Diluted                                113,186                                           118,426 (I)
                                      ===========                                        ==========

                                                           Pro Forma            Pro Forma
                                              Flycast     Adjustments          As Adjusted
                                            ----------   --------------      ----------------
Net revenues                               $   12,531    $       --            $   143,460
Operating expenses:
   Cost of revenues                             8,592            --                120,869
   Research and development                     2,576            --                 24,655
   Selling                                      5,981            --                 85,843
   General and administrative                   2,481            --                 32,238
   Amortization of intangible
     assets and                                   365        70,600  (C)           281,543
   stock-based compensation                                    (365) (D)
                                           ----------    ----------            -----------
     Total operating expenses                  19,995        70,235                545,148
                                           ----------    ----------            -----------

Operating loss                                 (7,464)      (70,235)              (401,688)

Other income (expense):
   Interest income (expense), net                (309)           --                 (1,312)
   Equity in losses of affiliates                  --            --                 (1,796)
   Minority interest                               --            --                 27,586
   Non-operating gains, net                        --            --                 94,717
                                           ----------    ----------            -----------
                                                 (309)           --                119,195
                                           ----------    ----------            -----------
Loss from continuing operations
   before income taxes                         (7,773)      (70,235)              (282,493)
Income tax benefit                                 --        (2,593) (G)           (58,280)
                                           ----------    ----------            -----------
Loss from continuing operations                (7,773)      (67,642)              (224,213)
Preferred stock accretion and
   amortization of discount                        --            --                 (4,935)
                                           ----------    ----------            -----------
Loss from continuing operations
   available to common
   stockholders                            $   (7,773)   $  (67,642)           $  (229,148)
                                           ==========    ==========            ===========
   Basic loss from continuing
     operations per share                                                      $     (1.82) (J)
                                                                               ===========
   Diluted loss from continuing
     operations per share                                                      $     (1.82) (J)
                                                                               ===========
Shares used in computing loss from
  continuing operations per share:
   Basic                                                                           125,656  (J)
                                                                               ===========
   Diluted                                                                         125,656  (J)
                                                                               ===========

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       Twelve Months Ended July 31, 1999
                     (In thousands, except per share data)


                                                                  AltaVista        Pro Forma
                                                       CMGI       Business        Adjustments     Subtotal
                                                       ----       --------        -----------     --------
Net revenues                                     $   175,666    $   97,838     $       --       $  273,504
Operating expenses:
   Cost of revenues                                  168,830        64,155             --          232,985
   Research and development                           22,253        27,105             --           49,358
   In-process research and development                 6,061            --             --            6,061
   Selling                                            45,505        79,210             --          124,715
   General and administrative                         43,566        31,823             --           75,389
   Amortization of intangible assets and              16,110       171,925        682,337 (B)      861,466
     stock-based compensation                                                      (8,906)(D)
                                                 -----------    ----------     ----------       ----------
       Total operating expenses                      302,325       374,218        673,431        1,349,974
                                                 -----------    ----------     ----------       ----------

Operating loss                                      (126,659)     (276,380)      (673,431)      (1,076,470)

Other income (expense):
   Interest income (expense), net                        269        (7,555)       (23,100)(E)      (30,386)
   Equity in losses of affiliates                    (15,737)           --             --          (15,737)
   Minority interest                                   2,331            --         76,698 (F)       79,029
   Non-operating gains, net                          889,041            --             --          889,041
                                                 -----------    ----------     ----------       ----------
                                                     875,904        (7,555)        53,598          921,947
                                                 -----------    ----------     ----------       ----------
Income (loss) from continuing
   operations before income taxes                    749,245      (283,935)      (619,833)        (154,523)
Income tax expense (benefit)                         325,402            --       (290,118)(G)       35,284
                                                 -----------    ----------     ----------       ----------
Income (loss) from continuing
   operations                                        423,843      (283,935)      (329,715)        (189,807)
Preferred stock accretion                             (1,662)           --             --           (1,662)
                                                 -----------    ----------     ----------       ----------
Income (loss) from continuing
   operations available to common
   stockholders                                  $   422,181    $ (283,935)    $ (329,715)      $ (191,469)
                                                 ===========    ==========     ==========       ==========
   Basic earnings (loss) from
     continuing operations per share             $      4.53                                     $   (1.68) (I)
                                                 ===========                                    ==========

   Diluted earnings (loss) from
     continuing operations per share             $      4.10                                     $   (1.68) (I)
                                                 ===========                                    ==========

Shares used in computing earnings (loss)
  from continuing operations per share:
   Basic                                              93,266                                       113,718 (I)
                                                 ===========                                    ==========
   Diluted                                           103,416                                       113,718 (I)
                                                 ===========                                    ==========
                                                                        Pro Forma              Pro Forma
                                                   Flycast             Adjustments            As Adjusted
                                                   -------             -----------            -----------
Net revenues                                      $   18,596            $       --            $    292,100
Operating expenses:
   Cost of revenues                                   12,901                    --                 245,886
   Research and development                            4,760                    --                  54,118
   In-process research and development                    --                    --                   6,061
   Selling                                            12,309                    --                 137,024
   General and administrative                          3,540                    --                  78,929
   Amortization of intangible assets and               1,786               282,400 (C)           1,143,866
     stock-based compensation                                               (1,786)(D)
                                                  ----------            ----------            ------------
       Total operating expenses                       35,296               280,614               1,665,884
                                                  ----------            ----------            ------------
Operating loss                                       (16,700)             (280,614)             (1,373,784)

Other income (expense):
   Interest income (expense), net                        (39)                   --                 (30,425)
   Equity in losses of affiliates                         --                    --                 (15,737)
   Minority interest                                      --                    --                  79,029
   Non-operating gains, net                               --                    --                 889,041
                                                  ----------            ----------            ------------
                                                         (39)                   --                 921,908
                                                  ----------            ----------            ------------
Income (loss) from continuing
   operations before income taxes                    (16,739)             (280,614)               (451,876)
Income tax expense (benefit)                               2                (5,234)(G)              30,052
                                                  ----------            ----------            ------------
Income (loss) from continuing
   operations                                        (16,741)             (275,380)               (481,928)
Preferred stock accretion                               (998)                  998 (H)              (1,662)
                                                  ----------            ----------            ------------
Income (loss) from continuing
   operations available to common
   stockholders                                   $  (17,739)           $ (274,382)           $   (483,590)
                                                  ==========            ==========            ============
   Basic earnings (loss) from
     continuing operations per share                                                          $      (4.00) (J)
                                                                                              ============
   Diluted earnings (loss) from
     continuing operations per share                                                          $      (4.00) (J)
                                                                                              ============
Shares used in computing earnings (loss)
  from continuing operations per share:
   Basic                                                                                           120,948 (J)
                                                                                              ============
   Diluted                                                                                         120,948 (J)
                                                                                              ============

   Notes to the Unaudited Pro Forma Condensed Combined Financial Information



(1)  Pro Forma Adjustments and Assumptions


     (A) CMGI completed its acquisition of an 81.495% equity stake in the AltaVista Business for consideration valued at approximately $2.4 billion on August 18, 1999. Accordingly, the assets and liabilities of the AltaVista Business are included in CMGI's consolidated balance sheet as of October 31, 1999 and no pro forma adjustments are necessary to the pro forma balance sheet related to the acquisition of the AltaVista Business. The following represents the allocation of the purchase price for CMGI's acquisition of the AltaVista Business over 81.495% of the fair values of the acquired assets and assumed liabilities of the AltaVista Business as of August 18, 1999:


               (in thousands)
               Working capital deficit, including cash acquired     $   (39,604)
               Other non-current assets                                  62,979
               Non-current liabilities                                   (2,733)
               Goodwill and other intangible assets                   2,368,129
                                                                    -----------
               Purchase price                                       $ 2,388,771
                                                                    ===========

          The purchase price allocation for the acquisition of the AltaVista Business is preliminary and is subject to adjustment upon finalization of the purchase accounting.

          The pro forma financial information also reflects the acquisition of Flycast for consideration preliminarily valued at $920 million (see description of the components of the estimated consideration above). Since the acquisition has not yet been completed, the actual consideration for the acquisition of Flycast can not yet be determined. For the purpose of the pro forma financial information, the number of shares of CMGI common stock assumed issued in the acquisition of Flycast is approximately 7.2 million. This amount is based on the number of shares of Flycast common stock outstanding as of September 29, 1999, the date of the CMGI-Flycast merger agreement. Similarly, the estimated value of the options to purchase CMGI common stock to be issued in the acquisition of Flycast is based on the outstanding options to purchase Flycast common stock as of September 29, 1999. The actual number of CMGI common shares and stock options to be issued will be based on the actual outstanding Flycast common shares and stock options as of the completion of the merger. The estimated acquisition related costs consist primarily of investment banker, legal and accounting fees to be incurred directly related to the acquisition of Flycast.

          The following represents the allocation of the estimated purchase price for CMGI's pending acquisition of Flycast over the historical net book values of the acquired assets and assumed liabilities of Flycast as of the date of the pro forma balance sheet, and is for illustrative purposes only. The actual purchase price allocation will be based on fair values of the acquired assets and assumed liabilities as of the actual acquisition date. Assuming the transaction occurred on October 31, 1999, the allocation for the acquisition of Flycast would have been as follows:


                (in thousands)
                Working capital, including cash acquired         $66,293
                Other non-current assets                           9,921
                Non-current liabilities                           (3,413)
                Goodwill and other intangible assets             847,199
                                                                --------
                Purchase price                                  $920,000
                                                                ========

          The pro forma adjustment reconciles the historical balance sheet of Flycast to the allocated purchase price above and includes the accrual of approximately $21.0 million of estimated acquisition costs to be paid by CMGI related to the acquisition of Flycast.

   Notes to the Unaudited Pro Forma Condensed Combined Financial Information
                                  (Continued)



     (B) The pro forma adjustments include an incremental $38.2 million and $789.4 million in amortization of goodwill and other intangible assets (per the allocation in "(A)" above) that would have been recorded during the three months ended October 31, 1999 and the twelve months ended July 31, 1999 related to the acquisition of the AltaVista Business. The amounts identified as goodwill and other intangible assets in CMGI's acquisition of the AltaVista Business are being amortized on a straight-line basis over a three-year period. The adjustment amounts also include a net reduction of $11.9 million and $107.0 million in amortization of goodwill and other intangible assets for the three months ended October 31, 1999 and the twelve months ended July 31, 1999, respectively. These amounts relate to the reduction in historical amortization expense to reflect only the 18.505% carry-over basis in the historical goodwill and other intangible assets of the AltaVista Business and includes the amortization that would have been recorded in the historical financial statements of the AltaVista Business if Compaq/Digital's acquisitions of Shopping.com and Zip2 Corporation had occurred on August 1, 1998. The historical financial statements of the AltaVista Business represented in the pro forma statement of operations include amortization of goodwill and other intangible assets relating to Compaq's acquisition of Digital in June 1998 and Compaq/Digital's acquisitions of Shopping.com and Zip2 Corporation in January 1999 and April 1999, respectively.

     (C) The pro forma adjustments represent amortization of goodwill and other intangible assets (per the allocation in "(A)" above) that would have been recorded during the periods covered by the pro forma statements of operations related to the acquisition of Flycast.

         The pro forma adjustments are based on the assumption that the entire amounts identified as goodwill and other intangible assets in CMGI's acquisition of Flycast will be amortized on a straight-line basis over a three-year period. The valuation of the actual intangible assets will not be completed until after the acquisition of Flycast is complete. When completed, certain amounts identified as intangible assets may be amortized over periods other than the three-year period represented in the pro forma statement of operations. Additionally, a portion of the purchase price may be identified as in-process research and development. This amount, if any, will be charged to operating results in CMGI's fiscal year 2000 financial statements when the acquisition accounting and valuation amounts are finalized. The pro forma statements of operations do not give effect to any potential in-process research and development charge related to the acquisition of Flycast.

     (D) The pro forma adjustments relate to stock-based compensation charges recorded in the historical financial statements of the AltaVista Business and Flycast. The value of the stock options to which these charges related are included in the calculation of the purchase consideration. Accordingly, on a pro forma basis, these expenses have been eliminated.

     (E) The pro forma adjustments reflect the incremental interest expense that would have been recorded by CMGI related to the $220 million of aggregate principal amounts of notes payable issued in the acquisition of the AltaVista Business as if the notes payable had been issued on August 1, 1998. The notes bear interest at an annual rate of 10.5%.

     (F) The pro forma adjustment reflects the 18.505% minority interest in the results of operations of the AltaVista Business assuming that CMGI's acquisition of 81.495% of the AltaVista Business occurred on August 1, 1998.

   Notes to the Unaudited Pro Forma Condensed Combined Financial Information
                                  (Continued)



     (G) The pro forma adjustments reflect the income tax benefit that would have been recorded by CMGI in its consolidated statements of operations related to the AltaVista Business' and Flycast's historical losses for the comparable periods presented and the income tax effect, if any, of the other pre-tax pro forma adjustments. The pro forma adjustments assume that CMGI would recognize a federal tax benefit for the amortization of goodwill and other intangible assets related to the acquisition of the AltaVista Business, but would not recognize a federal tax benefit for the amortization of goodwill and other intangible assets related to the acquisition of Flycast. The pro forma adjustments also assume that CMGI would record a valuation allowance for all state tax benefits associated with the AltaVista Business and Flycast. Actual effective tax rates may differ from pro forma rates reflected in this pro forma financial information.

     (H) The pro forma adjustment reflects the elimination of preferred stock accretion recorded in Flycast's historical financial statements. Assuming the acquisition of Flycast occurred on August 1, 1998, the preferred stock, to which this accretion relates, would not have been outstanding during the period covered by the pro forma statement of operations.

     (I) Since the pro forma statements of operations each result in a loss from continuing operations, the pro forma basic and diluted loss from continuing operations per common share are computed by dividing the loss from continuing operations available to common stockholders by the weighted average number of common shares outstanding. The calculations of the pro forma weighted average number of common shares outstanding assume that the 18,994,975 shares of CMGI's common stock issued in the acquisition of the AltaVista Business were outstanding for the entire periods. The calculations of the pro forma weighted average number of common shares outstanding also assume that the 18,090.45 shares of CMGI's Series D preferred stock were converted into 1,809,045 shares of CMGI common stock on October 11, 1998 (the 71st day after the assumed acquisition date of August 1, 1998) and that such common shares were outstanding for the entire period thereafter. The Series D preferred shares were converted into common stock on October 28, 1999 (the 71st day after the actual acquisition date of August 18, 1999).

     (J) Since the pro forma statements of operations each result in a loss from continuing operations, the pro forma basic and diluted loss from continuing operations per common share are computed by dividing the loss from continuing operations available to common stockholders by the weighted average number of common shares outstanding. The calculations of the weighted average number of common shares outstanding assume that the 18,994,975 shares of CMGI's common stock issued in the acquisition of the AltaVista Business and the 7.2 million shares of CMGI's common stock estimated to be issued in the acquisition of Flycast were outstanding for the entire period. The calculations of the weighted average number of common shares outstanding also assume that the 18,090.45 shares of CMGI's Series D preferred stock were converted into 1,809,045 shares of CMGI common stock on October 11, 1998 (the 71st day after the assumed acquisition date of August 1, 1998) and that such common shares were outstanding for the entire period thereafter. The Series D preferred shares were converted into common stock on October 28, 1999 (the 71st day after the actual acquisition date of August 18, 1999).